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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 15, 2001
                                                   -----------------------------


                            The Fortress Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                               0-28024                                           54-1774977
-------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                         (Commission                                      (IRS Employer
of Incorporation)                                   File Number)                                Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                                                            22102
-------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                 (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
                                                  ------------------------------



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Item 2 - Disposition of Assets

         On February 28, 2001, the Company sold to Riverwood Properties, Inc., a company owned by the Company's former Chief Operating Officer, the assets of the Company's subsidiary Brookstone Homes for approximately $4.1 million in cash and the assumption of existing debt. Brookstone conducted the Company's business in Milwaukee, Wisconsin. The purchase price was determined by arms-length negotiations.

         On May 1, 2001, the Company sold substantially all of the assets of, including the mortgage operations related to, the Company's subsidiary Fortress-Florida, Inc. D.R. Horton, Inc., and its affiliates paid approximately $28.0 million in cash and assumed the existing debt. Fortress-Florida conducted the Company's business in Jacksonville, Florida. The purchase price was determined by arms-length negotiation, and there is no material relationship between the Company and D.R. Horton, Inc.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Unaudited pro forma financial information pursuant to Article 11 of Regulation S-X

               Pro Forma Condensed Consolidated Balance sheet as of December 31, 2000

               Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2000

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000, is based on the unaudited historical financial statements of Brookstone Homes and Fortress Florida and the historical financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sale had been consummated on December 31, 2000.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000, is based on the unaudited historical condensed consolidated statements of operations of Brookstone Homes and Fortress Florida and the historical condensed consolidated financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sale had been consummated on January 1, 2000.

These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 2000.


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                            THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                              DECEMBER 31, 2000
                                (IN THOUSANDS)


                                           FORTRESS         DISPOSITIONS          PRO FORMA
                                           --------         ------------          ---------
                                          GROUP, INC.                           CONSOLIDATED
                                          -----------                           ------------
     ASSETS:
     Cash and cash equivalents            $   7,412           $  30,371           $  37,783
     Accounts Receivable, net                11,400                (457)             10,943
     Inventories                            312,111             (45,918)            266,193
     Mortgage Loans                          12,153                   0              12,153
     Property and equipment, net             11,032                (236)             10,796
     Other assets, net                       67,459              (6,456)             61,003
                                          ---------           ---------           ---------
           TOTAL ASSETS                   $ 421,567           $ (22,696)          $ 398,871
                                          =========           =========           =========
     LIABILITIES AND
          SHAREHOLDERS' EQUITY:
     Short Term Liabilities               $  58,580           $  (5,920)          $  52,660
     Notes, LT Liabilities                  285,641             (18,386)            267,255
     Shareholders' Equity                    77,346               1,610              78,956
                                          ---------           ---------           ---------
     TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY               $ 421,567           $ (22,696)          $ 398,871
                                          =========           =========           =========


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                            THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 2000
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                   FORTRESS           DISPOSITIONS        PRO FORMA
                                                   --------           ------------        ---------
                                                  GROUP, INC.                            CONSOLIDATED
                                                  -----------                            ------------
     Total Homebuilding Revenue                    $ 682,733           $(132,710)          $ 550,023
     Cost of Sales                                   582,113            (114,987)            467,126
                                                   ---------           ---------           ---------
     Gross Profit                                    100,620             (17,723)             82,897
     Operating Expenses                               82,454             (13,118)             69,336
     Restructuring Charges                            14,849                   0              14,849
                                                   ---------           ---------           ---------
     Operating Income                                  3,317              (4,605)             (1,288)
     Other Expenses (Income)                            (183)                129                 (54)
                                                   ---------           ---------           ---------
     Builder Pretax Profit                             3,500              (4,734)             (1,234)
     Financial Services                                  440                   0                 440
                                                   ---------           ---------           ---------
         INCOME/(LOSS) BEFORE TAXES                    3,940              (4,734)               (794)
     Provision/(Benefit) for Income Taxes              1,726              (1,941)               (215)
                                                   ---------           ---------           ---------
         NET INCOME (LOSS)                         $   2,214              (2,793)               (579)
                                                   =========           =========           =========
       Net Loss Applicable to Common
         Shareholders                              $    (455)          $  (5,462)          $  (3,248)
                                                   =========           =========           =========
       Net Loss Per Share, Basic and
          Diluted                                  $   (0.15)          $   (1.78)          $   (1.06)
                                                   =========           =========           =========

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          (c)     Exhibits

                  2.9 Asset Purchase Agreement dated May 1, 2001, by and between D. R. Horton , Inc. and Registrant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              The Fortress Group, Inc.

Date:  May 15, 2001                                           By:    /s/ GEORGE C. YEONAS
     -------------------------------------                       --------------------------------------------------
                                                                       George C. Yeonas
                                                                       Chief Executive Officer




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                                INDEX TO EXHIBITS


         Exhibit
         Number            Description
         ------            -----------

         2.9 Asset Purchase Agreement dated May 1, 2001, by and between D. R. Horton , Inc. and Registrant.


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